SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed  by  the  Registrant     [  X  ]
Filed  by  a  Party  other  than  the  Registrant    [     ]
Check  the  appropriate  box:
[     ]    Preliminary  Proxy  Statement
[     ]    Confidential,  for  Use  of the Commission Only (as permitted by Rule
14a-6(e)(2))
[  X  ]    Definitive  Proxy  Statement
[     ]    Definitive  Additional  Materials
[     ]    Soliciting  Material  Pursuant  to  Rule  14a-11(c)  or  Rule  14a-12

                            THE LEATHER FACTORY, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box)
[  X  ] No fee required.
[     ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
     1)   Title  of  each  class  of  securities  to  which transaction applies:
          ______________________________________________________________________
     2)  Aggregate  number  of  securities  to which transaction applies:
          ______________________________________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          ______________________________________________________________________
     4)   Proposed  maximum  aggregate  value  of  transaction:
          ______________________________________________________________________
     5)   Total  fee  paid:
          ______________________________________________________________________

[     ]    Fee  paid  previously  with  preliminary  materials.
[     ]    Check  box  if  any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)     Amount  Previously  Paid:  ______________________________________________

2)     Form,  Schedule  or  Registration  Statement  No.: ______________________

3)     Filing  Party:  _________________________________________________________

4)   Date  Filed:  _____________________________________________________________

[GRAPHIC  OMITED]

                            THE LEATHER FACTORY, INC.
                            3847 EAST LOOP 820 SOUTH
                            FORT WORTH, TEXAS 76119

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE:     10:00  a.m.  local  time  on  Thursday,  May  15,  2003

PLACE:             Wyndham  Hotel,  Champions  Ballroom  III
                   1500  Convention  Center  Drive,  Arlington,  TX

ITEMS OF BUSINESS: (1)  To  elect  directors
                   (2) To consider such other business as may properly come before the meeting

ADJOURNMENTS AND   Any action on the items of business  described above  may be
POSTPONEMENTS      considered at the time and  on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

RECORD  DATE:      You are entitled  to  vote only if you were a shareholder of common stock at the close of  business  on  April  15,  2003.

VOTING YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO READ THIS PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE. YOU MAY SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS FOR THE ANNUAL MEETING BY COMPLETING, SIGNING, DATING AND RETURNING YOUR PROXY OR VOTING INSTRUCTION CARD IN THE PRE-ADDRESSED ENVELOPE PROVIDED. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE SECTION TITLED "QUESTIONS AND ANSWERS" IN THIS PROXY STATEMENT AND THE
INSTRUCTIONS  ON  THE  PROXY  OR  VOTING  INSTRUCTION  CARD.

Please advise the Company's transfer agent, Securities Transfer Corporation, 2591 Dallas Parkway, Suite 102, Frisco, Texas 75034, of any change in your address.

                    By  Order  of  the  Board  of  Directors,

                    /s/  William  M.  Warren

                    William  M.  Warren
                    General  Counsel  and  Secretary

    This notice of annual meeting and proxy statement and proxy card are being distributed on or about April 15, 2003.

                               [GRAPHIC  OMITED]

                            THE LEATHER FACTORY, INC.
                            3847 EAST LOOP 820 SOUTH
                            FORT WORTH, TEXAS 76119


                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 15, 2003

To  our  Stockholders:

I am pleased to invite you to attend the annual meeting of stockholders of The Leather Factory, Inc. to be held on Thursday, May 15, 2003 at 10:00 a.m., local time, at the Wyndham Hotel, Champions Ballroom III, 1500 Convention Center Drive, Arlington, Texas.

At the annual meeting, after we vote on the proposals described in this proxy statement, we will present a brief report on the past year for the company, as well as an overview of our plans for the upcoming year and beyond. As always, we will conclude the meeting by inviting you to ask questions and make comments.

Your vote is important. Whether or not you plan to attend the annual meeting, I hope you will vote as soon as possible. Voting now by written proxy will ensure your representation at the annual meeting regardless of whether you attend in person.

On behalf of the board of directors, I would like to express our appreciation for your continued support of The Leather Factory, Inc. We look forward to greeting as many of our stockholders as possible at this year's meeting.

          Sincerely,

          /s/  Wray  Thompson

          Wray  Thompson
          Chairman  and  Chief  Executive  Officer

                              QUESTIONS AND ANSWERS


WHY  DID  I  RECEIVE  THIS  PROXY  STATEMENT?

We are mailing this proxy statement to everyone who was a stockholder of record of our company on April 15, 2003. Only stockholders of record on the close of business on this date are entitled to vote at the meeting. The purposes of this proxy statement are:

- To let our stockholders know when and where we will hold our annual stockholders' meeting;
- To provide detailed information about the directors who will be voted on for re-election; and
- To provide updated information about our company you should consider in order to make an informed decision at the meeting.

At the close of business on the record date, there were 10,212,461 shares of our common stock outstanding and entitled to vote. There were approximately 650 holders of record. Each holder of record is entitled to one vote per share. To achieve a quorum at the meeting, a majority of our outstanding shares must be present either in person or by proxy.


WHAT  WILL  OCCUR  AT  THE  ANNUAL  MEETING?

First, we will determine whether enough stockholders are present at the meeting to conduct business. A stockholder will be deemed to be "present" at the meeting if the stockholder is:

-     Present  in  person,  or
-     Not  present  in  person  but  has  voted  by  proxy prior to the meeting.

According to our bylaws, holders of at least a majority of our outstanding shares must be present at this year's meeting in order to conduct the meeting. If holders of fewer than a majority of our outstanding shares are present at the meeting, we will reschedule the meeting. A new meeting date will be announced at the meeting.

After each proposal has been voted on at the meeting, we will discuss and take action on any other matter that is properly brought before the meeting. Also, some of our officers will report on our recent financial results and our current operations.

If enough stockholders are present at the meeting to conduct business, then we will vote on the proposal to re-elect the director nominees as members of our board of directors for the upcoming year. Our board of directors has approved this proposal and is now soliciting your vote on the proposal and recommends that you vote FOR the re-election of each of the director nominees.


HOW  DO  I  VOTE  IF  I  DO  NOT  PLAN  TO  ATTEND  THE  ANNUAL  MEETING?

In addition to voting in person at the meeting, you may mark your selections on the enclosed proxy card, date and sign the card, and return the card in the enclosed envelope. We encourage you to vote now even if you plan to attend the meeting in person. If your shares are in a brokerage account, you may receive different voting instructions from your broker.

With respect to the election of directors, votes may be cast in favor or withheld. Votes that are withheld will be excluded in determining if nominee(s) have received a plurality of votes, but will be counted in determining if a quorum is present.

Please understand that voting by any means other than voting in person at the meeting has the effect of appointing Robin L. Morgan, our Vice-President of Administration, and William M. Warren, our Secretary, as your proxies. They will be required to vote exactly as you have voted on the election of directors described in this proxy statement. However, if any other matter requiring a stockholder vote is properly raised at the meeting, then Ms. Morgan and Mr. Warren will be authorized to use their discretion to vote on such issues on your behalf.

All shares of common stock represented at the annual meeting by properly executed proxies received prior to or at the meeting and not revoked will be voted at the meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated on a proxy, it will be voted FOR the election of each of the nominees for director.


WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

Many Leather Factory ("TLF") stockholders hold their shares through a broker or other nominee rather than directly in their own name. There are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with TLF's transfer agent, Securities Transfer Corporation, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to TLF or to vote in person at the meeting. We have enclosed or sent a proxy card for you to use.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the annual meeting.

Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.


WHAT IF I HOLD MY SHARES IN "STREET NAME," AND I DO NOT GIVE INSTRUCTIONS TO MY BROKER OR NOMINEE?

In general, the broker or nominee would have the discretion to vote these shares. Should there be any "broker non-votes," they will be counted as shares that are present determining the presence of a quorum. At present, we are not aware of anything that will come before the meeting involving matters where American Stock Exchange rules bar brokers and nominees from voting if the beneficial owner fails to execute and return a proxy.


HOW  MANY  VOTES  ARE  NECESSARY  TO  RE-ELECT  THE  NOMINEES  FOR  DIRECTOR?

Each nominee must receive the affirmative vote of a plurality of shares either present at the meeting or represented by proxy to be elected. The affirmative vote of holders of a majority of the shares either present at the meeting or represented by proxy is required on any other action that may properly be presented at the meeting. Cumulative voting is not allowed.

You should note that certain officers and directors of the Company own approximately three-fifths of the outstanding shares of common stock that will be entitled to vote at the meeting (see "Security Ownership of Certain Beneficial Owners and Management"). We anticipate that these shares will be voted in favor of the nominees for director. Thus, approval of the nominees for director is likely.


WHAT  IF  A  NOMINEE  IS  UNWILLING  OR  UNABLE  TO  STAND  FOR  ELECTION?

Each of the persons nominated for election has agreed to stand for election. We are not aware of any intention of any nominee not to stand for election or any circumstances which would cause any nominee not to stand for election. However, if unexpected events arise which cause one or more of the nominees to be unable to stand for election, then one of the following would occur:

- Our board of directors can vote at the meeting to reduce the size of the board of directors;
- Our board of directors may, during the meeting, nominate another person for director; or
- Pursuant to our bylaws, the board of directors could leave the vacancy open until the board appoints a new director at a later time.

Your  vote  is  completely  confidential.

It is important for you to understand that if our board of directors nominates someone at the meeting, the person to whom you have given your proxy will be able to use his or her discretion to vote on your behalf for the candidate of his or her choice.


WHO  COUNTS  THE  VOTES  AND  HOW  ARE  THE  VOTES  TREATED?

We will appoint two persons as inspectors of election for the meeting who will count the votes cast. They will treat shares represented by proxies that withhold authority as shares that are present and entitled to vote when determining if a quorum exists for any matter voted upon by the stockholders.


WHAT  IF  I  WANT  TO  CHANGE  MY  VOTE?

You can change your vote on a proposal at any time before the meeting for any reason by revoking your proxy. Proxies may be revoked by:

- Filing a written notice of revocation, which includes a later date than the proxy date, with our secretary at or before the meeting;
-     Properly  executing  a  later  proxy  relating  to  the  same  shares;  or
- Attending the meeting and voting in person; however, attendance at the meeting will not in and of itself constitute a revocation of a proxy.

Any written notice revoking a proxy should be sent to: Secretary, The Leather Factory, Inc., 3847 East Loop 820 South, Fort Worth, Texas 76119.


WHO  PAYS  FOR  THIS  SOLICITATION?

We, the company, will pay for the cost of soliciting proxies. Our directors, officers and employees may solicit proxies. They will not be paid for soliciting the proxies but may be reimbursed for out-of-pocket expenses related to the proxy solicitation. Proxies may be solicited in person, by mail, by telephone, by telegram or other means of communication. We will make arrangements with custodians, nominees and fiduciaries in order to forward proxy solicitation materials to beneficial owners of common stock.

WHO  IS  OUR  INDEPENDENT  PUBLIC  ACCOUNTANT?

Our board of directors selected Hein + Associates LLP to serve as our independent public accountant for the year ended December 31, 2002. A representative of Hein + Associates LLP is expected to attend the meeting. The representative will have the opportunity to make a statement at the meeting and respond to appropriate questions from you, our stockholders. Our Audit Committee has not named the independent public accounting firm that will serve as outside auditor for 2003.


WHAT  FEES  DID  WE  PAY  TO  OUR  INDEPENDENT  AUDITORS  DURING THIS PAST YEAR?

Audit Fees. During 2002, we paid Hein + Associates LLP an aggregate of $45,436 for professional services rendered for the audit of our annual financial statements and the reviews of our financial statements included in our Forms 10-Q.

Tax and All Other Fees. There were no fees paid to Hein + Associates LLP for tax or any other non-audit services in 2002.


HOW  DO  I  RAISE  AN  ISSUE  FOR  DISCUSSION  OR  VOTE  AT  THE ANNUAL MEETING?

If you wish to present a proposal for consideration at an annual meeting, you must send written notice of the proposal to our corporate secretary. We have not received notice of any stockholder proposals to be presented at this year's meeting.

If you would like your proposal to be included in next year's proxy statement, you must submit it to our corporate secretary by no later than December 26, 2003. We will include your proposal in our next annual proxy statement if it is a proposal that we would be required to include pursuant to the rules of the Securities and Exchange Commission.

You may write to our corporate secretary at 3847 East Loop 820 South, Fort Worth, Texas 76119 to present a proposal for consideration.

If a stockholder raises a matter at the meeting that requires a stockholder vote, the person to whom you have given your proxy will use his or her discretion to vote on the matter on your behalf.

According to our by-laws, any proposal properly raised at the meeting by a stockholder will require the affirmative vote of a majority of the shares deemed present at the meeting, whether in person or by proxy.


HOW  CAN  I  RECEIVE  A  COPY  OF  THE  ANNUAL  REPORT?

We provide a free copy of our Annual Report on Form 10-K that includes the financial statements and schedules, but does not include the exhibits. If you would also like the report's exhibits, we will provide copies of the exhibits. We may charge a reasonable fee for providing these exhibits.

In order to receive this report, you must request a report in writing and mail the request to The Leather Factory, Inc., PO Box 50429, Fort Worth, Texas 76105-0429, Attention: Shannon L. Greene, Chief Financial Officer.

                         BOARD STRUCTURE AND COMPOSITION

As of the date of this proxy statement, our Board has nine directors and the following four committees: (1) Audit, (2) Compensation, (3) 1995 Director
Non-Qualified Stock Option Plan committee, and (4) 1995 Stock Option Plan Committee. The membership during the last fiscal year and the function of each committee are described below. The Board of Directors does not have a standing nominating committee. The entire board selects nominees to serve as directors. During fiscal 2002, the Board held four meeting and each director attended 100% of all Board and applicable committee meetings.

                                                  DIRECTOR NON-
                                                 QUALIFIED STOCK     STOCK
NAME  OF  DIRECTOR     AUDIT     COMPENSATION      OPTION PLAN    OPTION PLAN
------------------     -----     ------------    ---------------  -----------
NON-EMPLOYEE DIRECTORS:
-----------------------
Joseph R. Mannes         X*           X                                X
H.W. Markwardt           X            X                                X
Michael A. Markwardt     X            X*
Anthony C. Morton(1)    (X)          (X)
William M. Warren (1)

EMPLOYEE DIRECTORS:
-------------------
Wray Thompson                                           X*             X
Shannon L. Greene
Robin L. Morgan(1)                                      X              X
Ronald C. Morgan                                        X              X*
----------------------------------------------------------------------------
Number of Meetings in
     Fiscal 2002         2            1                 1              0
----------------------------------------------------------------------------

_________________
          X = Committee member; * = Committee Chairman; (X) = former Committee member

(1) Elected not to stand for re-election. Mrs. Morgan and Mr. Warren will continue to serve as officers.

AUDIT  COMMITTEE

The primary function of our audit committee is to serve as the focal point for communication among the board of directors, the independent auditors, and the company's management, as it relates to financial accounting, reporting, and controls. All members of the Audit Committee are "independent" under the applicable rules of the American Stock Exchange. The audit committee's basic role is to review and approve the scope of the annual examination of our books and records. Other roles of the committee include:

- Reviewing the findings and recommendations of our outside auditors when the audit is complete;
- Considering the organization, scope and adequacy of our internal accounting and financial reporting controls in effect; and
- Evaluating the independent accountants and recommend to the board the selection, retention or replacement of the independent accounts.
The Audit Committee has not made a recommendation to the Board regarding the retention or non-retention of Hein + Associates LLP as independent outside auditor for 2003. The committee historically meets in the fall to discuss the selection of auditors for the current year.

The Audit Committee operates under a written charter adopted by the Board, which was published in the 2002 Proxy Statement. The report of the Audit Committee is included on page 17.


COMPENSATION  COMMITTEE

The compensation committee is responsible for recommending to the board of directors the compensation program of the executive officers. The basic philosophy of the executive compensation program is to link the compensation of its executive officers to their contribution toward increases in the size of the operations and income of the company and accordingly, increases in stockholder value. Consistent with that philosophy, the executive compensation program is designed to meet the following policy objectives:

1. Attracting and retaining qualified executives critical to the long-term success of the company;
2. Tying executive compensation to the company's general performance and specific attainment of long-term strategic goals;
3. Rewarding executives for contributions to strategic management designed to enhance long-term stockholder value; and
4. Providing incentives that align the executive's interest with those of the company's stockholders.

None of the members were a party to any material transaction with us during the past year. In addition, none of our executive officers served as a member of the compensation or similar committee or board of directors of any other entity of which an executive officer served on our compensation committee or our board of directors. The report of the Compensation Committee is included on page 18.


1995  STOCK  OPTION  PLAN  COMMITTEE

This committee has the general duty to review and approve the granting of incentive stock options to key personnel pursuant to the 1995 Stock Option Plan. The committee did not meet during 2002 as no stock options were granted.


1995  DIRECTOR  STOCK  OPTION  PLAN  COMMITTEE

This committee reviews and approves granting of stock options to the non-employee directors pursuant to the 1995 Director Non-Qualified Stock Option Plan. The committee met one time during 2002.

                      PROPOSAL ONE:  ELECTION OF DIRECTORS

There are seven nominees for election to our Board this year. All of the nominees, except Mr. Lange, have served as directors since the last annual meeting. Information regarding the business experience of each nominee is provided below. Each directly is elected annually to serve until the next annual meeting or until their successors are elected and qualified.

WRAY THOMPSON, 71, has served as our Chairman of the Board and Chief Executive Officer since June 1993. He also served as President from June 1993 to January 2001. Mr. Thompson was a co-founder of the company.

SHANNON L. GREENE, 37, has served as our Chief Financial Officer and Treasurer since May 2000. She was appointed to serve on the Board of Directors in January 2001. From September 1997 to May 2000, Ms. Greene served as our controller and assistant controller. From January 1996 until she joined us, Ms. Greene was chief financial officer and controller of a venture capital group specializing in the computer industry. Ms. Greene also is a member of the company's
Employees' Stock Ownership Plan (ESOP) Committee and is a certified public accountant. Her professional affiliations include the American Institute of Certified Public Accountants, the Texas Society of Certified Public Accountants and its Fort Worth chapter, and the National Investor Relations Institute.

T. FIELD LANGE, 35, is a director nominee. Mr. Lange, a certified public accountant, is the president of Lange & Associates, P.C., a public accounting firm in Fort Worth, Texas. Prior to opening his firm in 1996, Mr. Lange was an audit and tax associate for Deloitte and Touche LLP. His professional affiliations include the American Institute of Certified Public Accountants, the Texas Society of Certified Public Accountants and its Fort Worth chapter. He is a former member of the Board of Directors of the Fort Worth Unit of the American Cancer Society and currently serves as Treasurer of St. Andrew's Episcopal Church in Fort Worth.

JOSEPH R. MANNES, 44, has served as a director of the company since May 1998. Currently, Mr. Mannes serves as the managing director in the corporate finance department of SAMCO Capital Markets, a Dallas, Texas broker-dealer. From October 1998 until July 2001, he was chief financial officer and secretary of Clearwire Technologies, Inc. of Arlington, Texas, a manufacturer and service provider of wireless Internet networks, as well as a provider of Internet connectivity. From January to July 2000, he also served as chief financial officer of E-Certify Corporation, a security-oriented information technologies consultancy focusing on web applications. From April 1997 to September 1998, he was vice president and general manager of Imagic Online, the online game subsidiary of Interactive Magic, a Cary, NC, computer game company. Mr. Mannes is a chartered financial analyst. He also serves on the advisory board of Conchemco, Inc. and is chairman of HiTech Creations, Inc.

H.W. MARKWARDT, 67, has served as a director of the company since May 1996. He was the founder of Encon Industries, L.P. ("Encon"), Fort Worth, Texas, an
importer of ceiling fans, and served as Encon's chief operating officer from 1977 until 1995. He currently manages his personal investments. He is the father  of  Michael  A.  Markwardt,  another  of  the  company's  directors.

MICHAEL A. MARKWARDT, 44, has served as a director of the company since January 2001. Since 1999, he is the primary stockholder of a family investment business. Prior to 1999, he was president of Encon Electric, LP. He holds professional affiliations in the Young President's Organization, Home Center Industry President's Council, and InterTrade Industries Board. He is the son of H.W. Markwardt, another of the company's directors.

RONALD C. MORGAN, 55, has served as our President since January 2001 and has served as Chief Operating Officer and director since June 1993. Mr. Morgan was also a co-founder of the company.

The information relating to the occupations and security holdings of our directors is based upon information received from them.

HOW  DO  WE  COMPENSATE  OUR  DIRECTORS?

Meeting fees. Except in the case of Mr. Warren, who bills the company at his customary professional rate for time spent attending board and committee meetings, non-employee directors receive $1,000 for each board meeting attended and $500 for each committee meeting attended, with the exception of the committee chairman who receives $750 for each committee meeting attended. We also reimburse our directors for travel, lodging and related expenses they incur in attending board and committee meetings.

Stock Options. We are currently authorized to grant nonqualified stock options to purchase 2,000 shares of our common stock per year to each of our non-employee directors under our 1995 Director Non-Qualified Stock Option Plan. The goal of this stock option plan is to provide a means of attracting and retaining competent non-employee personnel to serve on our board of directors by offering individuals long-term equity incentives tied to our performance. Each of our non-employee directors is eligible to participate in this option plan.

Our directors who are also employees receive no additional compensation for serving as directors.




                        COMMON STOCK OWNERSHIP OF CERTAIN
                         BENEFICIAL OWNERS AND MANAGEMENT

WHO OWNS MORE THAN 5% OF OUR STOCK AND HOW MUCH STOCK DO OUR EXECUTIVE OFFICERS AND DIRECTORS OWN?

The  following  table  sets forth information, as of March 31, 2003, concerning:

- The Leather Factory, Inc. Employees' Stock Ownership Plan & Trust, a beneficial owner of more than 5% of TLF common stock;
- Beneficial ownership by current TLF directors and the named executive officers set forth in the Summary Compensation table on page 14; and
- Beneficial ownership by all current TLF directors and TLF executive officers as a group.

The information provided in the table is based on TLF's records, information filed with the Securities and Exchange Commission and information provided to TLF, except where otherwise noted.

The number of shares beneficially owned by each entity, person, director or executive officer is determined under the rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire now or within 60 days after the record date of April 15, 2003 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.

                           BENEFICIAL OWNERSHIP TABLE

                                                           BENEFICIAL OWNERSHIP (1)
                                                           ------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER                          AMOUNT        NATURE         TOTAL     PERCENT OF CLASS
---------------------------------------------              ------------  --------------  ----------  -----------------
THE LEATHER FACTORY, INC.
EMPLOYEES' STOCK OWNERSHIP PLAN & TRUST
PO Box 50429
Fort Worth, Texas  76105-0429                                956,320(2)                    956,320               9.36%

DIRECTORS AND NAMED EXECUTIVE OFFICERS:
WRAY THOMPSON                                                2,647,747   Direct
                                                               112,584   ESOP            2,760,331              27.03%

RONALD C. AND ROBIN L. MORGAN (3)                            3,141,308   Direct
                                                               173,127   ESOP            3,314,435              32.45%

SHANNON L. GREENE                                               15,000   Direct
                                                                 8,679   ESOP
                                                                54,000   Vested Options     77,679                  *

JOSEPH R. MANNES                                                 5,000   Direct
                                                                10,000   Vested Options     15,000                  *

H.W. MARKWARDT                                                  27,000   Direct
                                                                 6,000   Vested Options     33,000                  *

MICHAEL A MARKWARDT                                              5,000   Direct
                                                                 6,000   Vested Options     11,000                  *

ANTHONY C. MORTON                                                4,450   Direct
                                                                 8,000   Vested Options     12,450                  *

WILLIAM M. WARREN                                               31,025   Direct
                                                                16,000   Vested Options     47,025                  *

ALL CURRENT DIRECTORS AND EXECUTIVE OFFICERS
 AS A GROUP (9 PERSONS)                                      6,270,920                   6,270,920              60.80%

____________
*  Represents  holdings  of  less  than  one  percent.

(1)     Pursuant  to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended, "Vested Options" are options that  may  be  exercised  now  or  within  60  days  after  the  record  date.

(2)     The Trustee of the Employees' Stock Ownership Plan & Trust ("ESOP") votes the shares held by the ESOP that are allocated  to  participant  accounts  as directed by the participants or beneficiaries of the ESOP.  Except in certain limited  circumstances,  the  Trustee  may  acquire  and  dispose of the assets of the ESOP only as the ESOP Committee directs.  The  ESOP  Committee  is  made  up  of officers and other employee participants of the Company and presently consists  of  Robin  L.  Morgan,  Shannon  L.  Greene, and three other employees.  As members of this Committee, these persons may be deemed to share investment power with respect to the allocated shares held by the ESOP.  Each member of the  ESOP  Committee disclaims beneficial ownership of the securities held by the ESOP except for those that have been allocated  to  the  member as a participant in the ESOP.  The total number of shares held by the ESOP includes 294,390 shares  that  are beneficially owned by the Executive Officers and are also included in the table below as being owned by  those  persons.

(3)     Ronald C. Morgan, a director and the company's President, and Robin L. Morgan, the company's Vice President of
Administration  and  Assistant  Secretary,  are married.  Shares beneficially owned by Mr. and Mrs. Morgan are held as community  property.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Sections 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of TLF common stock to file reports regarding their ownerships and changes in ownership of our securities with the Securities and Exchange Commission. TLF believes that, during fiscal 2002, its directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements, with the following exceptions: two late reports were filed by Wray Thompson in connection with (1) a sale of 13,600 shares pursuant to Rule 144 and (2) a sale of 50,000 shares to TLF's ESOP pursuant to an agreement between Mr. Thompson and the ESOP. Our disclosure on this topic is based solely on review of the information provided to us by persons subject to these requirements.


                  OTHER INFORMATION YOU NEED TO MAKE A DECISION

WHO  ARE  OUR  EXECUTIVE  OFFICERS?

The following table lists the names and ages of our current executive officers and all positions they hold. With the exception of Robin L. Morgan, the listed officers also serve as directors and their respective business experience information can be found under "Who is nominated for election to our board of directors?"

NAME               AGE                       POSITIONS HELD
-----------------  ---  --------------------------------------------------------
J. Wray Thompson   71                   Chief Executive Officer

Ronald C. Morgan   55            President and Chief Operating Officer

Shannon L. Greene  37            Treasurer and Chief Financial Officer

Robin L. Morgan    52   Vice President of Administration and Assistant Secretary

Robin L. Morgan has served as our Vice President of Administration since June 1993. She is responsible for import, bank and procurement for our import product lines and maintains all inventory costs. She also administers special projects, employee benefit plans, and insurance programs. Ms. Morgan also serves as chairman of the company's ESOP committee. Ms. Morgan is married to Ronald C. Morgan, a director and the company's President.

All officers are elected annually by the Board of Directors to serve for the ensuing year.

HOW  DO  WE  COMPENSATE  OUR  EXECUTIVE  OFFICERS?

The compensation committee of our board of directors is responsible for oversight of our executive compensation program. The committee submits all issues concerning executive compensation to the full board of directors for approval. This committee does not review or approve stock option grants.

Annual and Other Compensation. The following table includes certain information concerning annual and other compensation for all executive services for the years ended December 31, 2002, 2001 and 2000 paid to our executive officers.

                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                                                                             LONG-TERM COMPENSATION
                                                                                             ----------------------
                                                             ANNUAL COMPENSATION                     AWARDS
                                                             -------------------                     ------
NAME AND PRINCIPAL POSITION          YEAR                    SALARY ($)   BONUS ($)   SECURITIES UNDERLYING OPTIONS (#)
-----------------------------------  ----------------------  -----------  ----------  ---------------------------------
WRAY THOMPSON                                          2002  $   160,000  $   50,000                                  -
   Chairman and Chief                                  2001      157,500      35,000                                  -
      Executive Officer                                2000      157,500      25,000                                  -

RONALD C. MORGAN                                       2002  $   145,000  $   50,000                                  -
   President and Chief                                 2001      141,600      35,000                                  -
      Operating Officer                                2000      141,600      25,000                                  -

SHANNON L. GREENE                                      2002  $    85,000  $   30,000                                  -
   Treasurer and Chief                                 2001       78,500      20,000                             60,000
      Financial Officer                                2000       72,500      10,000                             50,000

ROBIN L. MORGAN                                        2002  $    76,000  $   10,000                                  -
   Vice President of Administration                    2001       73,000       7,500                                  -
      and Assistant Secretary                          2000       73,000       3,000                                  -



NAME AND PRINCIPAL POSITION          ALL OTHER COMPENSATION ($)(1)
-----------------------------------  ------------------------------
WRAY THOMPSON                        $                       11,331
   Chairman and Chief                                         8,937
      Executive Officer                                       9,575

RONALD C. MORGAN                     $                       10,459
   President and Chief                                        8,758
      Operating Officer                                       8,638

SHANNON L. GREENE                    $                        6,094
   Treasurer and Chief                                        4,689
      Financial Officer                                       4,228

ROBIN L. MORGAN                      $                        4,852
   Vice President of Administration                           3,995
      and Assistant Secretary                                 4,287

(1)  The  amounts  in  this  column  represent  the  amounts  accrued on behalf of the named individuals for the annual contribution  to  the  Company's  ESOP.

     OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

The following table provides information on option exercises with respect to TLF common stock in fiscal 2002 by the named executive officer and the values of the officer's unexercised options at December 31, 2002. There were no stock appreciation rights exercised or outstanding.


Name               NUMBER OF SHARES ACQUIRED ON EXERCISE       VALUE REALIZED
                   -------------------------------------       --------------
                                Exercisable                    Unexercisable
                   -------------------------------------       --------------
Shannon L. Greene                   -                          $     -


Name               NUMBER OF SECURITIES UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED IN-THE-MONEY
                         OPTIONS AT FISCAL YEAR-END                     AT FISCAL YEAR-END(1)
                   -------------------------------------------     ---------------------------------
                   Exercisable              Unexercisable          Exercisable         Unexercisable
                   -----------              -------------          -----------         -------------
Shannon L. Greene     42,000                    72,000              $100,135              $170,715

(1) The value of unexercised options is based upon the difference between the exercise price and the closing market price on December 31, 2002, which was $3.38.

                      EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes our equity compensation plan information as of December 31, 2002. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans not approved by our stockholders.

                                             WEIGHTED-AVERAGE         COMMON SHARES AVAILABLE FOR
                  COMMON SHARES TO BE        EXERCISED PRICE OF       FUTURE ISSUANCE UNDER EQUITY
                  ISSUED UPON EXERCISE OF      OUTSTANDING               COMPENSATION PLANS
                  OUTSTANDING OPTIONS,       OPTIONS, WARRANTS        (EXCLUDING SECURITIES REFLECTED
                   WARRANTS AND RIGHTS(1)      AND RIGHTS                  IN COLUMN (A))
                  -----------------------    ------------------       -------------------------------
Plan Category             ( a )                    ( b )                         ( c )
                  -----------------------------------------------------------------------------------
Equity compensation
plans approved by
TLF stockholders          747,200                 $1.196                         106,000

(1) Includes options to purchase shares outstanding under the 1995 Stock Option Plan and the 1995 Director Non-Qualified Stock Option Plan.

DID  WE  HAVE  TRANSACTIONS  WITH  OUR  OFFICERS,  DIRECTORS OR 5% STOCKHOLDERS?

During 2002, the law firm of Loe, Warren, Rosenfield, Kaitcer and Hibbs, P.C., of which Mr. William M. Warren, the company's Secretary, is a shareholder, was compensated for rendering legal services to the Company. Fees paid to the law firm in 2002 totaled $38,774 (less than 5% of the firm's annual revenues).

During 2002, the public accounting firm of Cole, Greene & Ruggeburg, P.C., of which the spouse of Ms. Shannon L. Greene, Treasurer, Chief Financial Officer, and director of the company, is a minority stockholder, was engaged to provide tax preparation services to the Company. Fees paid to the accounting firm in 2002 totaled $24,500 (less than 5% of the firm's annual revenues). Our Audit Committee considered and approved the engagement of Cole, Greene & Ruggeburg, P.C.

HOW  DID  OUR  COMMON  STOCK  PERFORM  COMPARED  TO  CERTAIN  INDEXES?

The line graph below compares the yearly percentage change in our cumulative five-year total stockholder return on our common stock with the Standard &
Poor's SmallCap 600 Index, and the common stock of a peer group of companies (the "Peer Group") whose returns are weighted according to their respective market capitalization. The graph assumes that $100 was invested on December 31, 1997 in the Company's common stock, the Standard & Poor's SmallCap 600 Index, and the Peer Group, and that all dividends were reinvested. The Peer Group consists of companies with publicly traded stock included in SIC 5190 - Miscellaneous Non-Durable Goods Wholesale. The returns shown on the graph are not necessarily indicative of future performance.


                      COMPARISON OF FIVE-YEAR TOTAL RETURN
            FOR THE LEATHER FACTORY, INC., THE PEER GROUP INDEX (1) ,
                         AND THE S&P SMALLCAP 600 INDEX

[STOCK PERFORMANCE GRAPH]


COMPANY NAME / INDEX                  DEC 97  DEC 98  DEC 99  DEC 00  DEC 01  DEC 02
------------------------------------
LEATHER FACTORY INC                    100    50.00   162.50  200.00  416.00  676.00
------------------------------------
S&P SMALLCAP 600 INDEX                 100    98.69   110.94  124.03  132.13  112.80
------------------------------------
PEER GROUP                             100    56.75    46.26   34.29   47.27   48.92
------------------------------------

Data Source:  S&P Compustat Services

(1)  The  following  12 companies comprise the Peer Group Index:  Advanced Marketing
Services,  AG Services of America, Amcon Distributing Co., Central Garden & Pet Co.,
Core-Mark International Inc., Dimon Inc., Educational Development Corp, Enesco Group
Inc., Finishmaster Inc., Media Source Inc., Royster-Clark Inc., Source Interlink COS
Inc.

                          REPORT OF THE AUDIT COMMITTEE

The audit committee oversees our financial reporting process on behalf of our board of directors. Our management is responsible for the preparation, presentation, and integrity of our financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. Our independent auditors, Hein + Associates LLP, are responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

The audit committee has reviewed and discussed our audited financial statements for the year ended December 31, 2002 with our management and has discussed with Hein + Associates LLP the matters required to be discussed by Statement on Auditing Standards Board Standard No. 61, as amended, "Communication with Audit Committees". In addition, Hein + Associates LLP has provided the audit committee with the written disclosures and the letter required by Independence Standards Board Standards No. 1, "Independence Discussions with Audit Committees", and the audit committee has discussed with Hein + Associates LLP their independence from The Leather Factory, Inc. and its management.

Based on these reviews and discussions, the audit committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

AUDIT  COMMITTEE
THE  LEATHER  FACTORY,  INC.

JOSEPH  R.  MANNES,  Chairman
H.W.  MARKWARDT
MICHAEL  A.  MARKWARDT
ANTHONY  C.  MORTON

                      REPORT OF THE COMPENSATION COMMITTEE

In 2002, our compensation committee consisted of non-employee directors. None of these directors participate in the compensation programs described in this report. The compensation committee is responsible for reviewing and making recommendations to our board of directors regarding the compensation of our executive officers. Our board of directors has final approval of executive officer compensation. We review the performance of each executive officer on at least an annual basis.

Compensation for our executive officers (including our chief executive officer) consists of the following components:

-     Annual  base  salary;
-     Annual  incentive  bonus;
-     Long-term  compensation  in  the  form  of  stock  option  grants;
-     Company  contributions  under  our  ESOP.

Base salary. During 2002, we sought to establish base salaries of our executive officers at levels that, in the judgment of the committee members and the board of directors, were sufficiently competitive to attract and retain qualified executive officers. These salary levels were determined based on prior experience and compared to salaries for comparable positions in other companies. Base salaries are generally increased annually assuming the company's financial performance and position is satisfactory.

Bonuses. Historically, the company awards discretionary bonuses to its executive officers as well as certain other employees. These bonuses are determined on a subjective basis, considering prior bonus amounts awarded, the availability of cash, the business prospects for the upcoming year, and the increase in net income for the year in question as general guidelines. The compensation committee determines the bonuses awarded to the executive officers, while the chief executive officer, president, and chief financial officer determine bonuses awarded to non-officer employees. For the fiscal year ended December 31, 2002, bonuses were awarded to each of the executive officers based on the improvement in operating results in fiscal 2002 results compared to fiscal 2001.

Stock options. Ms. Greene is the only executive officer who is eligible for stock option grants as our stock option plan specifically prohibits grants of stock options to Mr. Thompson, Mr. Morgan and Ms. Morgan. No options were granted to Ms. Greene during 2002.

Employees' Stock Ownership Plan. Our ESOP was established to provide long-term incentive compensation for our employees. The executive officers participate in the ESOP in the same manner as all other plan participants. The company makes annual cash or stock contributions to a trust for the benefit of eligible employees and the trust in turn invests in shares of the Company's Common Stock. An unaffiliated bank is trustee of the trust.

During 2002, our chief executive officer's base salary rate was $160,000, a 1.6% increase from 2001. This base salary was, in the opinion of the committee and the board of directors, consistent with salaries for comparable positions within our industry. The incentive bonus awarded to our chief executive officer for 2002 was $50,000, as determined by the compensation committee based on the operating results of the company.

The  compensation  committee of our board of directors has provided this report.

COMPENSATION  COMMITTEE
THE  LEATHER  FACTORY,  INC.

MICHAEL  A.  MARKWARDT,  Chairman
H.W.  MARKWARDT
JOSEPH  R.  MANNES
ANTHONY  C.  MORTON